Exhibit 99.2
Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Filing Person: Griffin Capital Essential Asset REIT
Subject Company: Signature Office REIT
Commission File No: 000-54248